UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 7, 2008

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 7, 2008, Carrizo Oil & Gas, Inc. (the “Company”) entered into the Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement dated as of May 25, 2006 among the Company, certain subsidiaries of the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, as previously amended by the First Amendment dated December 19, 2006, the Second Amendment dated September 11, 2007, the Third Amendment dated December 20, 2007, the Fourth Amendment dated May 20, 2008 and the Fifth Amendment dated June 11, 2008 (the “Credit Agreement”).

Pursuant to the Sixth Amendment, the Credit Agreement has been amended to, among other things, to increase the maximum duration of swap agreements permitted under the Credit Agreement from four years to five years.

On June 11, 2008, the Company previously entered into the Fifth Amendment to the Credit Agreement (the “Fifth Amendment”).  Pursuant to the Fifth Amendment, the Borrowing Base (as such term is defined in the Credit Agreement) was increased to $165 million, and the Conforming Borrowing Base (as such term is defined in the Credit Agreement) was increased to $140 million.

The foregoing descriptions of the Fifth Amendment and Sixth Amendment are not complete and are qualified by reference to the complete documents, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit	Description
10.1	Fifth Amendment dated June 11, 2008 to Credit Agreement dated as of May 25, 2006 among Carrizo Oil & Gas, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.

10.2	Sixth Amendment dated July 7, 2008 to Credit Agreement dated as of May 25, 2006 among Carrizo Oil & Gas, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:       /s/ Paul F. Boling
Name:  Paul F. Boling
Title:     Vice President and Chief Financial Officer

Date:  July 11, 2008

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Exhibit Index

Exhibit                                Description

10.1
Fifth Amendment dated June 11, 2008 to Credit Agreement dated as of May 25, 2006 among Carrizo Oil & Gas, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.

10.2
Sixth Amendment dated July 7, 2008 to Credit Agreement dated as of May 25, 2006 among Carrizo Oil & Gas, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.